Exhibit 10
AMENDMENT NO. 2
TO THE SECOND AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT OF
CALAMOS HOLDINGS LLC
AMENDMENT NO. 2, dated as of May 18, 2006 (“Amendment No. 2”), to the Second Amended and Restated Limited Liability Company Agreement of Calamos Holdings LLC dated as of November 2, 2004 and amended December 6, 2004 (the “Limited Liability Company Agreement”), by and among Calamos Asset Management, Inc., a Delaware Corporation, Calamos Family Partners, Inc., a Delaware Corporation, and John P. Calamos, Sr., an individual.
WHEREAS, pursuant to Section 11.12(a) of the Limited Liability Company Agreement, the parties hereto desire to amend the terms of the Limited Liability Company Agreement to reflect certain additional understandings.
NOW, THEREFORE, the parties hereto hereby agree as follows:
1.	Amendment. Section 2.06 of the Limited Liability Company Agreement is hereby amended to remove “Calamos Capital LLC”.

2.	Reaffirmation. In all other respects the Limited Liability Company Agreement remains the same and in full force and effect.

3.	Effective Date. This Amendment No. 2 shall become effective as of the date first written above (the “Effective Date”). On and after the Effective Date of this Amendment No. 2, each reference in the Limited Liability Company Agreement to “this Agreement,” “hereunder,” “hereof,” or words of like import referring to the Limited Liability Company Agreement shall mean and be a reference to the Limited Liability Company Agreement as amended by this Amendment No. 2.

4.	Governing Law. The validity and construction of this Amendment No. 2 shall be determined and governed in all respects by the laws of the State of Delaware without regard to conflict of laws principles.
IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 as of the day and year first written above.

CALAMOS ASSET MANAGEMENT, INC.		CALAMOS FAMILY PARTNERS, INC.

By:	/s/ James S. Hamman, Jr.	By:	/s/ John P. Calamos, Sr.
	James S. Hamman, Jr. EVP, General Counsel & Secretary		John P. Calamos, Sr.

/s/ John P. Calamos, Sr.
John P. Calamos, Sr.